                                                                    EXHIBIT 10.3

                  AMENDMENT NO. 1 TO SECURITYHOLDERS AGREEMENT
                  --------------------------------------------

          This Amendment No. 1 to Securityholders Agreement (this "Amendment")
                                                                   ---------
is made as of September 30, 1997, by and among The Petersen Companies, Inc., a Delaware corporation formerly known as BrightView Communications Group, Inc. (the "Company"), Petersen Holdings, L.L.C., a Delaware limited liability company
      -------
("Holdings"), and the other Persons executing this Amendment and listed on the
  --------
Schedule of Investors attached hereto (each, an "Investor" and all of such
---------------------                            --------
Persons, collectively, the "Investors").
                            ---------

          The Company, Holdings and the Investors are parties to a Securityholders Agreement, dated as of September 30, 1996 among the Company, Holdings and the Investors (the "Securityholders Agreement"), and wish to amend
                                 -------------------------
the Securityholders Agreement as provided herein. The execution and delivery of this Amendment is a condition to the obligations of the Company and the Investors under the Contribution and Recapitalization Agreement, dated as of September 30, 1997, by and among the Company and the Investors (the "Contribution Agreement").
 ----------------------

          In consideration of the mutual agreements set forth herein and in the Contribution Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Section 2.1(b) of the Securityholders Agreement is hereby deleted.

          2. The fourth sentence of Section 2.3 of the Securityholders Agreement is hereby amended and restated to read in its entirety as set forth below:

          "Such proxies and powers shall be irrevocable, subject only to Section
                                                                         -------
2.5 below."
---

          3.   The following is added as Section 2.5 of the Securityholders
Agreement: amended and restated to read in its entirety as set forth below:

          "2.5   TERMINATION OF VOTING AGREEMENTS.  The provisions of this
                 --------------------------------
          Article II shall terminate automatically and be of no further force or
          ----------
          effect as of the day twenty-one (21) calendar months after the consummation of the Contribution Transactions, as defined in the Contribution and Recapitalization Agreement, dated as of September 30, 1997, among The Petersen Companies, Inc., Willis Stein, Nassau Capital Partners II, L.P., NAS Partners I, L.L.C. and the other Persons listed on the Schedule of Investors attached thereto, as amended.
                 ---------------------

          4.   The following is added as Section 6.1(f) of the Securityholders
Agreement:

          "(f) The provisions of this Section 6.1 shall terminate automatically
                                      -----------
     and be of no further force or effect upon a Qualified IPO."

          5. This Amendment may be executed in two or more counterparts, all of which taken together will constitute one and the same agreement.

                         *    *     *    *    *

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.1 to Securityholders Agreement as of the date first written above.

                              THE PETERSEN COMPANIES, INC.


                              By:   /s/  Richard S Willis
                                   -------------------------------------------
                              Name:      Richard S Willis
                              Title:     Executive Vice President and Chief
                                         Financial Officer

                              PETERSEN HOLDINGS, L.L.C.
                              By:  The Petersen Companies, Inc.
                              Its: Manager


                              By:   /s/  Richard S. Willis
                                   -------------------------------------------
                              Name:      Richard S. Willis
                              Title:     Executive Vice President and Chief
                                         Financial Officer

                              WILLIS STEIN & PARTNERS, L.P.
                              By:  Willis Stein & Partners, L.L.C.
                              Its: General Partner


                              By:   /s/  Daniel H. Blumenthal
                                   -------------------------------------------
                              Name:      Daniel H. Blumenthal
                              Title:     Managing Director

                              NASSAU CAPITAL PARTNERS II, L.P.
                              By:    Nassau Capital, L.L.C.
                              Title: General Partner


                              By:   /s/  John G. Quigley
                                   -------------------------------------------
                              Name:      John G. Quigley
                              Title:     Member

                              NAS PARTNERS I, L.L.C.


                              By:   /s/  John G. Quigley
                                   -------------------------------------------
                              Name:      John G. Quigley
                              Title:     Member

[Signature Page to Amendment No. 1 to Securityholders Agreement]

                              PETERSEN PROPERTIES


                              By:    /s/ Robert E. Petersen
                                   -------------------------------------------
                              Name:      Robert E. Petersen
                              Title:     Chairman of the Board

                              CHASE EQUITY ASSOCIATES, L.P.
                              By:   Chase Capital Partners
                              Its:  General Partner


                              By:    /s/  Brian J. Richmond
                                   -------------------------------------------
                              Name:       Brian J. Richmond
                              Title:      General Partner

                              BANKAMERICA INVESTMENT CORPORATION


                              By:    /s/  Christopher J. Perry
                                   -------------------------------------------
                              Name:       Christopher J. Perry
                              Title:      Managing Director

                              CIVC PARTNERS II


                              By:    /s/  Christopher J. Perry
                                   -------------------------------------------
                              Name:       Christopher J. Perry
                              Title:      A General Partner

                              CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.


                              By:    /s/  Jay Levine
                                   -------------------------------------------
                              Name:       Jay Levine
                              Title:      Managing Director

                              ALLSTATE INSURANCE COMPANY


                              By:    /s/  John M. Goesne
                                   -------------------------------------------
                              Name:       John M. Goesne

[Signature Page to Amendment No. 1 to Securityholders Agreement]

                              By:    /s/  Corey S. Golde
                                   -------------------------------------------
                              Name:       Corey S. Golde
                              Title:      Authorized Signatories

                              FUI, INC.

                              By:    /s/  Scott B. Perper
                                   -------------------------------------------
                              Name:       Scott B. Perper
                              Title:      Senior Vice President

                              NORWEST EQUITY CAPITAL, L.L.C.
                              By:  Itasca NEC, L.L.C.
                              Its: Managing Member

                              By:    /s/  J.E. Lindahl
                                   -------------------------------------------
                              Name:       J.E. Lindahl
                              Title:      Managing Member

                                     /s/  James D. Dunning, Jr.
                                   -------------------------------------------
                                          James D. Dunning, Jr.

                              THE LAURENCE H. BLOCH AND CINDY BLOCH
                              TRUST

                              By:    /s/  Laurence H. Bloch
                                   -------------------------------------------
                              Name:       Laurence H. Bloch
                              Title:      Trustee

                                     /s/  Stuart Karu
                                   -------------------------------------------
                                          Stuart Karu


                                     /s/  Thomas J. Strauss
                                   -------------------------------------------
                                          Thomas J. Strauss


                                     /s/  Irwin Bard
                                   -------------------------------------------
                                          Irwin Bard


                                     /s/  Bernard Shavitz
                                   -------------------------------------------
                                          Bernard Shavitz

[Signature Page to Amendment No. 1 to Securityholders Agreement]


                                     /s/  D. Claeys Bahrenburg
                                   -------------------------------------------
                                          D. Claeys Bahrenburg

                                     /s/  Neal Vitale
                                   -------------------------------------------
                                          Neal Vitale


                                     /s/  Richard S. Willis
                                   -------------------------------------------
                                          Richard S. Willis


                                     /s/  John Dianna
                                   -------------------------------------------
                                          John Dianna


                                     /s/  Richard P. Lague
                                   -------------------------------------------
                                          Richard P. Lague


                                     /s/  Paul Tzimoulis
                                   -------------------------------------------
                                          Paul Tzimoulis


                                     /s/  David Myers
                                   -------------------------------------------
                                          David Myers


                                     /s/  Ken Elliott
                                   -------------------------------------------
                                          Ken Elliott


                                     /s/  Lee Kelley
                                   -------------------------------------------
                                          Lee Kelley


                                     /s/  Michael Borchetta
                                   -------------------------------------------
                                          Michael Borchetta


                                     /s/  Justin McCormack
                                   -------------------------------------------
                                          Justin McCormack

[Signature Page to Amendment No. 1 to Securityholders Agreement]


                              DEAN WITTER REYNOLDS, Custodian for Justin
                              McCormack IRA Rollover


                              By:    /s/  Timothy J. Walsh
                                   -------------------------------------------
                              Name:       Timothy J. Walsh
                              Title:      Branch Manager

                              MLPF&S, Custodian FPO James Guthrie IRA FBO
                              James Guthrie


                              By:    /s/  Frank P. Trapani
                                   -------------------------------------------
                              Name:       Frank P. Trapani
                              Title:      Assistant Vice President

                                     /s/  Charlotte Perkins
                                   -------------------------------------------
                                          Charlotte Perkins

                                     /s/  Amy Wilkins
                                   -------------------------------------------
                                          Amy Wilkins